Filed pursuant to Rule 497(a)(1)

File No. 333-187207

Rule 482AD

Full Circle Capital Announces Rights Offering and Distributions for the Fourth Fiscal Quarter of 2015

Full Circle Advisors will commit to over-subscribe for $5 million in shares

Full Circle Advisors will waive management and incentive fees through fiscal 2016, to the extent necessary, to ensure earnings fully support declared distributions

Greenwich, CT, February 23, 2015 – Full Circle Capital Corporation (NASDAQ:FULL) (“Full Circle Capital” or the “Company”) announced today that it intends to issue non-transferable rights to subscribe for up to 11,949,034 shares of the Company’s common stock (the “Offering”) to its stockholders of record (“Record Date Stockholders”) on March 6, 2015 (the “Record Date”). Record Date Stockholders will receive one non-transferable right for each outstanding share of common stock owned on the Record Date. The rights will entitle the holders to purchase one new share of common stock for every one right held. The subscription price for the common stock offered in the Offering is expected to be between $3.50 and $4.00 per share. The exact subscription price will be determined after the Record Date by the Company’s board of directors and the Company will then file a prospectus with the exact subscription price and other terms of the Offering.

The rights will be non-transferable and will not be listed for trading on the NASDAQ Global Market or any other stock exchange. The rights may not be purchased or sold and there will not be any market for trading the rights. The shares of common stock to be issued pursuant to the Offering will be listed for trading on the NASDAQ Global Market under the symbol “FULL.” Record Date Stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of the Company’s common stock, if any, which were not subscribed for by other Record Date Stockholders.

Full Circle Advisors will commit, either directly or through FCA Investments LLC, a subsidiary of the Company’s investment adviser, to over-subscribe for $5.0 million in shares of Full Circle Capital’s common stock. Any over-subscription by Full Circle Advisors will be effected in accordance with the pro-rata allocation of shares in connection with the over-subscription privilege.

The Company intends to use the net proceeds from this offering for the origination of new investments in accordance with its investment objective, and for working capital and other general corporate purposes.

Ladenburg Thalmann has been selected by the Company to act as the dealer manager for the Offering.

Distributions

In light of the proposed rights offering, on February 20, 2014, the Board of Directors declared monthly distributions of $0.035, $0.035 and $0.035 per share payable on May 15, 2015 for holders of record at April 30, 2015, June 15, 2015 for holders of record at May 29, 2015 and July 15, 2015 for holders of record at June 30, 2015.

For the fourth fiscal quarter of 2015 and the full fiscal year of 2016, Full Circle Advisors has agreed to waive the portion of the base management and incentive fees that Full Circle Advisors would otherwise be entitled to receive pursuant to its Investment Advisory Agreement to the extent required in order for Full Circle Capital to earn net investment income sufficient to support the distribution payment on the shares of Full Circle Capital’s common stock outstanding on the relevant record date for each monthly distribution as then declared by the Company’s board of directors. The determination of the amount to be waived will be finalized as of the end of the fiscal year for each period, with such amounts being accrued on a quarterly basis.

A registration statement relating to the above-referenced securities has been filed with the Securities and Exchange Commission (“SEC”) but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked by you without obligation or commitment of any kind, at any time prior to the time you receive notice of an acceptance of the offer given after the effective date.

Investors should carefully consider the investment objective, risks, and charges and expenses of the Company carefully before investing. The prospectus relating to the Offering (the “Prospectus”), a copy of which can be accessed without charge at the SEC’s EDGAR service on the SEC website, contains this and other information about the Company. An investor should carefully read the Company’s Prospectus before investing. Investors should also carefully consider the risks and other factors relating to this offering set forth in the Company’s Prospectus, including the dilutive effect the offering will have on both the Company’s net asset value per share and the dividends per share the Company will be able to distribute subsequent to completion of the Offering.

The information in this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. The offering may be made only by means of the Prospectus, copies of which may be obtained, when available, from Ladenburg Thalmann, Attn: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, or by emailing syndicate@ladenburg.com (telephone number 1-800-573-2541).

About Full Circle Capital Corporation

Full Circle Capital Corporation (www.fccapital.com) is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Full Circle lends to and invests in senior secured loans and, to a lesser extent, mezzanine loans and equity securities issued by lower middle-market companies that operate in a diverse range of industries. Full Circle’s investment objective is to generate both current income and capital appreciation through debt and equity investments. For additional information visit the company’s website www.fccapital.com.

Forward-Looking Statements

This press release contains forward-looking statements which relate to future events or Full Circle's future performance or financial condition. Any statements that are not statements of historical fact (including statements containing the words “believes,” “should,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. These forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Full Circle's filings with the Securities and Exchange Commission. Full Circle undertakes no duty to update any forward-looking statements made herein.

Company Contact:	Investor Relations Contacts:

John Stuart, Chairman	Garrett Edson/Brad Cohen
Gregg J. Felton, President and Chief Executive Officer	ICR, LLC
Full Circle Capital Corporation	(203) 682-8200
(203) 900-2100
info@fccapital.com